Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT
THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of the 16th day of May, 2018 (this “Third Amendment”), is entered into among WGL Holdings, Inc., a Virginia corporation (the “Borrower”), the lenders party hereto, and Wells Fargo Bank, National Association, as administrative agent for the Lenders (the “Administrative Agent”).
RECITALS
WHEREAS, the Borrower, the lenders party thereto and the Administrative Agent are parties to that certain Credit Agreement dated as of April 3, 2012 (as amended by the First Amendment to Credit Agreement dated as of December 19, 2014, the Second Amendment to Credit Agreement and Commitment Increase dated as of June 23, 2017, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement as they may be amended pursuant to this Third Amendment.
WHEREAS, on January 25, 2017, the Borrower, AltaGas Ltd., a Canadian corporation (“AltaGas”), and Wrangler Inc., a Virginia corporation and a wholly-owned subsidiary of AltaGas (“Merger Sub”), entered into an Agreement and Plan of Merger (“AltaGas-WGL Merger Agreement”). The AltaGas-WGL Merger Agreement provides for the merger of Merger Sub with and into the Borrower on the terms and subject to the conditions set forth in the AltaGas-WGL Merger Agreement (the “AltaGas-WGL Merger”), with the Borrower continuing as the surviving corporation and becoming an indirect wholly-owned subsidiary of AltaGas.
WHEREAS, the Required Lenders have consented to the AltaGas-WGL Merger pursuant to the Second Amendment to Credit Agreement and Commitment Increase dated as of June 23, 2017.
WHEREAS, in connection with the AltaGas-WGL Merger, the Borrower will form a wholly-owned Subsidiary of the Borrower (“HoldCo”) that will conduct no business other than holding 100% of the common stock of Washington Gas Light Company, a Virginia and District of Columbia corporation and existing wholly-owned subsidiary of Borrower (the “Utility”) and activities related thereto.
WHEREAS, the Borrower, the Administrative Agent and the Lenders party hereto have agreed to amend the Credit Agreement to accommodate the formation of HoldCo and Holdco’s ownership of the Utility, on the terms and conditions set forth herein.
STATEMENT OF AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT
1.1    Amendment to Section 1.1 Consisting of New Defined Terms. Section 1.1 of the Credit Agreement is hereby amended by adding the following new defined term in the appropriate alphabetical order:
““SPE” means each Subsidiary of the Borrower that directly or indirectly owns any capital stock in the Utility.”
1.2    Amendment to Section 1.1 Consisting of Modifications to Existing Defined Terms. The following defined term in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:
““Change in Control” means (i) prior to the consummation of the AltaGas- WGL Merger (A) an event or series of events by which any “person” or “group” (as such terms in this definition are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as such terms used in this definition are defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a “person” or “group” shall be deemed to have “beneficial ownership” of all capital stock that such “person” or “group” has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of more than thirty percent (30%) of the capital stock of the Borrower entitled to vote in the election of members of the board of directors (or equivalent governing body) of the Borrower, or (B) a majority of the members of the board of directors (or other equivalent governing body) of the Borrower shall not constitute Continuing Directors, and (ii) on and after the date of the consummation of the AltaGas-WGL Merger, (w) any circumstances in which a Person or combination of Persons acting jointly or in concert (within the meaning of the Securities Act (Alberta), as amended) acquires beneficial ownership of more than 50% of the capital stock of AltaGas entitled to vote in the election of members of the board of directors (or equivalent governing body) of AltaGas, or (x) a majority of the members of the board of directors (or other equivalent governing body) of AltaGas shall not constitute Continuing Directors, (y) AltaGas shall cease to own, directly or indirectly, 100% of the capital stock of the Borrower, or (z) the Borrower shall cease to own, directly or indirectly, 100% of the capital stock of any SPE (other than, for the avoidance of doubt, any non-economic membership interest issued to the “Golden Share Member” or any non-economic interest subsequently issued to an entity that performs a substantially similar role as the “Golden Share Member”) so long as such SPE owns any capital stock of the Utility.”
““Material Subsidiary” means at any time (i) with respect to a Person, a Subsidiary, if any, of such Person, the consolidated assets of which exceed at such time 15% of the consolidated assets of such Person and its Subsidiaries, if any, determined on a consolidated basis, and (ii) to the extent not included in subparagraph (i) hereof, any SPE, so long as it owns any issued and outstanding capital stock of the Utility.”

1.3    Amendment to Section 6.7. Section 6.7 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“6.7    Utility Dividends. The Borrower shall not, and shall cause the Utility and any SPE not to, enter into or permit to exist any restriction or other limitation on the ability of the Utility or such SPE to pay dividends to the Borrower, other than restrictions or limitations required by Applicable Law or the terms of the Utility’s preferred stock.”
1.4    Amendment to Section 6.8. Section 6.8 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“6.8    Borrower’s Continued Ownership of Utility’s Common Stock. The Borrower shall continue to own, directly or indirectly, 100% of all issued and outstanding common stock of the Utility and 99% of all issued and outstanding stock of the Utility.”
1.5    Amendment to Article VI. Article VI of the Credit Agreement is hereby amended by adding the following new Section 6.9:
“6.9    SPE Covenant. The Borrower shall cause any SPE not to conduct, transact or otherwise engage in any business or operations other than (i) the ownership of the common stock of the Utility, and executing and delivering, and performing such SPE’s obligations under all documents, agreements, certificates and instruments, and performing all other acts, that in each case are necessary and appropriate in connection with the ownership of the common stock of the Utility, (ii) the maintenance of its legal existence, (iii) participating in tax, accounting, cash management and other administrative matters as a member of the consolidated group of the Borrower, (iv) incurring fees, costs and expenses relating to overhead including professional fees for legal, tax and accounting issues and paying taxes, (v) providing indemnification to officers and directors, (vi) activities incidental to the consummation of the AltaGas-WGL Merger, including executing and delivering, and performing such SPE’s obligations under all documents, agreements, certificates and instruments executed in connection with the AltaGas-WGL Merger, (vii) from time to time, (A) receiving capital contributions from the Borrower, (B) making capital contributions to the Utility, (C) receiving dividends and other distributions from the Utility, and (D) making distributions to the Borrower, and (viii) engaging in any lawful act or activity and exercising any powers permitted to limited liability companies organized under the laws of the State of Delaware that are related or incidental to and necessary, convenient or advisable for the accomplishment of the above mentioned purposes.”
1.6    Amendment to Article XV. Article XV of the Credit Agreement is hereby amended by adding the following new Section 15.6:
“15.6    Acknowledgment. The Lenders acknowledge that (a) each SPE will be established as a bankruptcy remote entity; (b) each SPE and the Utility (together, the “Ring Fenced Entities”) (i) is or will be, as applicable, an entity with a separate existence and identity from the Borrower and its other Affiliates and (ii) has or will have, as applicable, assets and liabilities that are separate from those of the Borrower and its other Affiliates; and (c) neither

Ring Fenced Entity will provide a guarantee, collateral or any other form of credit support for the Obligations.”
ARTICLE II
CONDITIONS OF EFFECTIVENESS
2.1    The amendments set forth in Article I shall become effective as of the date hereof (the “Amendment Effective Date”) only upon the satisfaction of all of the following conditions precedent:

(a)	The Administrative Agent shall have received a counterpart signature page of this Third Amendment duly executed by the Borrower and such Lenders necessary to constitute the Required Lenders.

(b)	Evidence satisfactory to the Administrative Agent of any required Governmental Approvals or consents regarding this Third Amendment.

(c)	The Borrower shall have paid all fees and expenses referenced in Section 5.3 of this Third Amendment.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
To induce the Administrative Agent, the Issuing Banks and the Lenders to enter into this Third Amendment, the Borrower hereby represents and warrants to the Administrative Agent and Lenders that:
3.1    The Borrower has all necessary corporate power and authority to execute, deliver and perform its obligations under this Third Amendment, and the execution, delivery and performance of this Third Amendment, and the consummation of the transactions herein contemplated, by the Borrower have been duly authorized by all necessary corporate action on its part; and this Third Amendment has been duly and validly executed and delivered by the Borrower and the Credit Agreement, as amended by the Third Amendment, constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.
3.2    No consent, approval, authorization or other action by, notice to, or registration or filing with, any Governmental Authority or other Person is or will be required as a condition to or otherwise in connection with the due execution, delivery and performance by the Borrower of this Third Amendment or the Credit Agreement as amended by the Third Amendment or the legality, validity or enforceability hereof or thereof, other than consents, authorizations and filings that have been made or obtained and that are in full force and effect.
3.3    The representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents are true and correct as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.
3.4    Both before and after giving effect to the transactions contemplated by this Third Amendment, there exists no Event of Default or Unmatured Default.
ARTICLE IV
ACKNOWLEDGEMENT AND CONFIRMATION OF THE BORROWER
The Borrower hereby confirms and agrees that after giving effect to this Third Amendment, the Credit Agreement and the other Loan Documents remain in full force and effect and enforceable against the Borrower in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect, and the amendments contained herein shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, the Obligations of the Borrower evidenced by or arising under the Credit Agreement and the other Loan Documents, which shall not in any manner be impaired, limited, terminated, waived or released, but shall continue in full force and effect. The Borrower represents and warrants to the Lenders that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Loan Documents, or if the Borrower has any such claims, counterclaims, offsets, or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Third Amendment. This acknowledgement and confirmation by the Borrower is made and delivered to induce the Administrative Agent and the Lenders to enter into this Third Amendment, and the Borrower acknowledges that the Administrative Agent and the Lenders would not enter into this Third Amendment in the absence of the acknowledgement and confirmation contained herein.
ARTICLE V
MISCELLANEOUS
5.1    Governing Law. This Third Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.
5.2    Full Force and Effect. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this Third Amendment. Any reference to the Credit Agreement or any of the other Loan Documents herein or in any such documents shall refer to the Credit Agreement and Loan Documents as amended hereby. This Third Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This Third Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

5.3    Expenses. The Borrower agrees (i) to pay all reasonable and documented fees and expenses of counsel to the Administrative Agent, and (ii) to reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses, in each case, in connection with the preparation, negotiation, execution and delivery of this Third Amendment and the other Loan Documents delivered in connection herewith.
5.4    Severability. To the extent any provision of this Third Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Third Amendment in any jurisdiction.
5.5    Successors and Assigns. This Third Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.
5.6    Construction. The headings of the various sections and subsections of this Third Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.
5.7    Counterparts. This Third Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Third Amendment by telecopy or by electronic mail in a .pdf or similar file shall be effective as delivery of an originally executed counterpart of this Third Amendment. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
WGL HOLDINGS, INC., as Borrower

By:	/s/ Douglas I. Bonawitz

Name:	Douglas I. Bonawitz

Title:	Vice President and Treasurer

SIGNATURE PAGE TO
THIRD AMENDMENT TO CREDIT AGREEMENT - HOLDINGS

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank, Swingline Lender and Lender

By:	/s/ Patrick Engel

Name:	Patrick Engel

Title:	Managing Director

SIGNATURE PAGE TO
THIRD AMENDMENT TO CREDIT AGREEMENT - HOLDINGS

MUFG BANK, LTD., as Lender

By:	/s/ Jeffrey Flagg

Name:	Jeffrey Flagg

Title:	Director

SIGNATURE PAGE TO
THIRD AMENDMENT TO CREDIT AGREEMENT - HOLDINGS

BRANCH BANKING AND TRUST COMPANY, as Issuing Bank and Lender

By:	/s/ Ryan T. Hamilton

Name:	Ryan T. Hamilton

Title:	Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO CREDIT AGREEMENT - HOLDINGS

TD BANK, N.A., as Lender

By:	/s/ Vijay Prasad

Name:	Vijay Prasad

Title:	Senior Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO CREDIT AGREEMENT - HOLDINGS

ROYAL BANK OF CANANDA, as Lender

By:	/s/ Justin Painter

Name:	Justin Painter

Title:	Authorized Signatory

SIGNATURE PAGE TO
THIRD AMENDMENT TO CREDIT AGREEMENT - HOLDINGS

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Eric J. Cosgrove

Name:	Eric J. Cosgrove

Title:	Senior Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT TO CREDIT AGREEMENT - HOLDINGS

THE BANK OF NEW YORK MELLON, as Lender

By:	/s/ Richard K. Fronapfel, Jr.

Name:	Richard K. Fronapfel, Jr.

Title:	Director

SIGNATURE PAGE TO
THIRD AMENDMENT TO CREDIT AGREEMENT - HOLDINGS

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Nick Giarratano

Name:	Nick Giarratano

Title:	Director

SIGNATURE PAGE TO
THIRD AMENDMENT TO CREDIT AGREEMENT - HOLDINGS